Exhibit 99.1

SUN MICROSYSTEMS REPORTS YEAR OVER YEAR REVENUE GROWTH FOR

SECOND CONSECUTIVE QUARTER; INCREASES GROSS MARGIN

PERCENTAGE SEQUENTIALLY

SANTA CLARA, Calif.—Oct. 14, 2004—Sun Microsystems, Inc., (NASDAQ: SUNW) reported results today for its fiscal first quarter, which ended September 26, 2004.

Revenues for the first quarter grew to $2.628 billion, an increase of 3.6 percent as compared with $2.536 billion for the first quarter of fiscal 2004. Total gross margin as a percent of revenues was 39.8 percent, a decrease of 0.3 percentage points as compared with the first quarter of fiscal 2004. Excluding the $82 million charge related to a litigation settlement with Kodak, gross margin would have been $1.128 billion, or 42.9 percent on a non-GAAP basis. Net loss for the first quarter of fiscal 2005 was $174 million or $0.05 per share as compared with a net loss of $286 million or $0.09 per share for the first quarter of fiscal 2004. This loss includes a charge of $108 million for previously announced workforce and real estate restructuring, an $82 million charge related to litigation settlement, a $4 million loss on equity investments, and a $7 million benefit for related tax effects. Excluding these amounts, net income for the quarter on a non-GAAP basis would have been $13 million.

Cash generated from operating activities was $124 million for the quarter, and the balance of cash and marketable debt securities was $7.433 billion.

“The first fiscal quarter is usually our toughest but the management team executed well operationally,” said Scott McNealy, chairman and chief executive officer, Sun Microsystems, Inc. “Following a solid June quarter, we now have two quarters in a row of year over year revenue growth. And we are on offense again as a result of our newly revamped product line, a result of our sometimes controversial but continued commitment to R&D investments in the last three years. Stay tuned as we announce SolarisTM 10 OS in November. We believe this is one of our best new products in maybe a decade. And it runs on Opteron and SPARC®.”

Steve McGowan, Sun’s chief financial officer and executive vice president, corporate resources, said, “We’re very pleased with fiscal Q1 results. We grew revenue year-over-year for the second consecutive quarter, increased our gross margin percentage sequentially, lowered combined R&D and SG&A spending by over $260 million sequentially, and generated positive cash flow from operations.”

Sun has scheduled a conference call today to discuss its earnings for the first quarter at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

FOR MORE INFORMATION

INVESTOR CONTACT:

Jeff Boldt (650) 786-0333

jeff.boldt@sun.com

MEDIA CONTACT:

May G. Petry (650) 786-0034

may.petry@sun.com

INDUSTRY ANALYST CONTACT:

Joanne Masters (650) 786-0847

joanne.masters@sun.com

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding that Sun is on the offense again as a result of our newly revamped product line and Sun’s expectation to announce Solaris 10 in November. Factors that could cause results to differ include risks associated with lack of success in technological advancements; lack of acceptance of new products; lack of marketing success; and cancellation or delay of projects, in particular Solaris 10. These and other risks are detailed from time to time in Sun’s periodic reports that are filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended June 30, 2004.

The company believes that presentation of results including items such as net income (loss) on a non-GAAP basis provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The operating results for the quarter includes our preliminary accounting for the settlement with Kodak.

Sun, Sun Microsystems, the Sun logo, Solaris, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the US and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	September 26, 2004	September 28, 2003
Net revenues:
Products	$1,676	$1,634
Services	952	902

Total net revenues	2,628	2,536

Cost of sales:
Cost of sales-products	1,031	965
Cost of sales-services	551	555

Total cost of sales	1,582	1,520

Gross margin	1,046	1,016

Operating expenses:
Research and development	416	467
Selling, general and administrative	684	798
Restructuring charges	108	1
Purchased in-process research and development	—	1

Total operating expenses	1,208	1,267

Operating loss	(162)	(251)
Loss on equity investments, net	(4)	(25)
Interest income, net	31	21

Loss before income taxes	(135)	(255)
Provision for income taxes	39	31

Net loss	$(174)	$(286)

Net loss per common share-basic and diluted	$(0.05)	$(0.09)

Shares used in the calculation of net loss per common share – basic and diluted	3,343	3,235

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	September 26, 2004	June 30, 2004*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$2,187	$2,141
Short-term marketable debt securities	1,333	1,460
Accounts receivable, net	1,730	2,339
Inventories	416	464
Deferred and prepaid tax assets	77	62
Prepaid expenses and other current assets	765	837

Total current assets	6,508	7,303

Property, plant and equipment, net	1,918	1,996
Long-term marketable debt securities	3,913	4,007
Goodwill	406	406
Other acquisition-related intangible assets, net	109	127
Other non-current assets, net	626	664

	$13,480	$14,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$—	257
Accounts payable	807	1,057
Accrued payroll-related liabilities	592	622
Accrued liabilities and other	1,273	1,308
Deferred revenues	1,346	1,617
Warranty reserve	240	252

Total current liabilities	4,258	5,113

Long-term debt	1,163	1,175
Long-term deferred revenues	524	557
Other non-current obligations	1,264	1,220
Total stockholders’ equity	6,271	6,438

	$13,480	$14,503

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Three Months Ended
	September 26, 2004	September 28, 2003
Cash flows from operating activities:
Net loss	$(174)	$(286)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	164	194
Amortization of other intangible assets and unearned equity compensation	23	24
Loss on equity investments, net	4	25
Purchased in-process research and development	—	1
Changes in operating assets and liabilities:
Accounts receivable, net	606	470
Inventories	47	(11)
Prepaid and other assets	49	39
Accounts payable	(252)	(126)
Other liabilities	(343)	(379)

Net cash provided by (used in) operating activities	124	(49)

Cash flows from investing activities:
Purchases of marketable debt securities	(1,377)	(3,491)
Proceeds from sales of marketable debt securities	1,310	3,156
Proceeds from maturities of marketable debt securities	292	—
Proceeds from sales of equity investments, net	—	2
Acquisition of property, plant and equipment, net	(56)	(55)
Acquisition of spare parts and other assets	(12)	(19)
Payments for acquisitions, net of cash acquired	—	(85)

Net cash provided by (used in) investing activities	157	(492)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	15	7
Principal payments on borrowings and other obligations	(250)	—

Net cash provided by (used in) financing activities	(235)	7

Net increase (decrease) in cash and cash equivalents	46	(534)
Cash and cash equivalents, beginning of period	2,141	2,015

Cash and cash equivalents, end of period	$2,187	$1,481

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	September 26, 2004	September 28, 2003
Calculation of net income (loss) excluding special items:
Net loss	$(174)	$(286)
Restructuring charges	108	1
Purchased in-process research and development	—	1
Loss on equity investments, net	4	25
Settlement of litigation	82	—
Related tax effects	(7)	—

Net income (loss) excluding special items	$13	$(259)

Net income (loss) excluding special items per common share – basic	$0.00	$(0.08)

Net income (loss) excluding special items per common share – diluted	$0.00	$(0.08)

Shares used in the calculation of net income (loss) excluding special items per common share – basic	3,343	3,235

Shares used in the calculation of net income (loss) excluding special items per common share – diluted	3,356	3,235

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS (in millions except per share amounts)	FY 2005	FY 2004					FY 2003
	Q1	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03
NET REVENUES
Products	1,676	1,634	1,944	1,711	2,066	7,355	1,880	2,013	1,897	2,003	7,793
Services	952	902	944	940	1,044	3,830	867	902	893	979	3,641
TOTAL	2,628	2,536	2,888	2,651	3,110	11,185	2,747	2,915	2,790	2,982	11,434
Growth vs. prior year (%)	3.6%	-7.7%	-0.9%	-5.0%	4.3%	-2.2%	-4.0%	-6.2%	-10.2%	-12.8%	-8.5%
Growth vs. prior quarter (%)	-15.5%	-15.0%	13.9%	-8.2%	17.3%		-19.7%	6.1%	-4.3%	6.9%

COST OF SALES
Products	949	965	1,107	980	1,238	4,290	1,093	1,118	1,021	1,110	4,342
Cost of settlement	82	0	0	0	0	0	0	0	0	0	0

Total	1,031	965	1,107	980	1,238	4,290	1,093	1,118	1,021	1,110	4,342
Services	551	555	573	603	648	2,379	522	534	526	568	2,150
TOTAL	1,582	1,520	1,680	1,583	1,886	6,669	1,615	1,652	1,547	1,678	6,492
% of revenue	60.2%	59.9%	58.2%	59.7%	60.6%	59.6%	58.8%	56.7%	55.4%	56.3%	56.8%

PRODUCTS GROSS MARGIN
Products	727	669	837	731	828	3,065	787	895	876	893	3,451
% of product revenue	43.4%	40.9%	43.1%	42.7%	40.1%	41.7%	41.9%	44.5%	46.2%	44.6%	44.3%
Cost of settlement	(82)	0	0	0	0	0	0	0	0	0	0
% of product revenue	-4.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total product margin	645	669	837	731	828	3,065	787	895	876	893	3,451
% of product revenue	38.5%	40.9%	43.1%	42.7%	40.1%	41.7%	41.9%	44.5%	46.2%	44.6%	44.3%

SERVICES GROSS MARGIN	401	347	371	337	396	1,451	345	368	367	411	1,491
% of service revenue	42.1%	38.5%	39.3%	35.9%	37.9%	37.9%	39.8%	40.8%	41.1%	42.0%	41.0%

TOTAL GROSS MARGIN EXCLUDING SETTLEMENT	1,128	1,016	1,208	1,068	1,224	4,516	1,132	1,263	1,243	1,304	4,942
% of revenue	42.9%	40.1%	41.8%	40.3%	39.4%	40.4%	41.2%	43.3%	44.6%	43.7%	43.2%
Cost of settlement	(82)	0	0	0	0	0	0	0	0	0	0
% of revenue	-3.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

TOTAL GROSS MARGIN	1,046	1,016	1,208	1,068	1,224	4,516	1,132	1,263	1,243	1,304	4,942
% of revenue	39.8%	40.1%	41.8%	40.3%	39.4%	40.4%	41.2%	43.3%	44.6%	43.7%	43.2%

R&D	416	467	471	470	518	1,926	437	451	467	482	1,837
% of revenue	15.8%	18.4%	16.3%	17.7%	16.7%	17.2%	15.9%	15.5%	16.7%	16.2%	16.1%
PURCHASED IN PROCESS R&D	0	1	0	0	69	70	0	4	0	0	4
% of revenue	0.0%	0.0%	0.0%	0.0%	2.2%	0.6%	0.0%	0.1%	0.0%	0.0%	0.0%
SG&A	684	798	828	842	849	3,317	882	830	791	826	3,329
% of revenue	26.0%	31.5%	28.7%	31.8%	27.3%	29.7%	32.1%	28.5%	28.4%	27.7%	29.1%
RESTRUCTURING CHARGES	108	1	(10)	203	150	344	24	357	(4)	(6)	371
% of revenue	4.1%	0.0%	-0.3%	7.7%	4.8%	3.1%	0.9%	12.2%	-0.1%	-0.2%	3.2%
IMPAIRMENT EXPENSE	0	0	0	0	49	49	0	2,125	0	0	2,125
% of revenue	0.0%	0.0%	0.0%	0.0%	1.6%	0.4%	0.0%	72.9%	0.0%	0.0%	18.6%

TOTAL OPERATING EXPENSES	1,208	1,267	1,289	1,515	1,635	5,706	1,343	3,767	1,254	1,302	7,666
% of revenue	46.0%	50.0%	44.6%	57.1%	52.6%	51.0%	48.9%	129.2%	44.9%	43.7%	67.0%

OPERATING INCOME (LOSS)	(162)	(251)	(81)	(447)	(411)	(1,190)	(211)	(2,504)	(11)	2	(2,724)
Operating margin	-6.2%	-9.9%	-2.8%	-16.9%	-13.2%	-10.6%	-7.7%	-85.9%	-0.4%	0.1%	-23.8%

Interest income, net	31	21	20	23	30	94	39	38	33	45	155
Gain (loss) on equity investments, net	(4)	(25)	(36)	3	(6)	(64)	(31)	(11)	(16)	(26)	(84)
Settlement income	0	0	0	0	1,597	1,597	0	0	0	0	0
PRETAX INCOME (LOSS)	(135)	(255)	(97)	(421)	1,210	437	(203)	(2,477)	6	21	(2,653)
Pretax income (loss) margin	-5.1%	-10.1%	-3.4%	-15.9%	38.9%	3.9%	-7.4%	-85.0%	0.2%	0.7%	-23.2%

INCOME TAX PROVISION (BENEFIT)	39	31	28	339	427	825	(92)	(194)	2	1,060	776
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	45.5%	7.8%	44.0%	N/A	N/A

NET INCOME (LOSS) (Reported)	(174)	(286)	(125)	(760)	783	(388)	(111)	(2,283)	4	(1,039)	(3,429)
Growth vs. prior year (%)	39.2%	-157.7%	94.5%	-19100.0%	175.4%	88.7%	38.3%	-429.7%	110.8%	-1803.3%	-484.2%
Growth vs. prior quarter (%)	-122.2%	72.5%	56.3%	-508.0%	203.0%		-282.0%	-1956.8%	100.2%	-26075.0%
Net income (loss) margin	-6.6%	-11.3%	-4.3%	-28.7%	25.2%	-3.5%	-4.0%	-78.3%	0.1%	-34.8%	-30.0%

EPS (Diluted) (Reported)	(0.05)	(0.09)	(0.04)	(0.23)	0.23	(0.12)	(0.04)	(0.72)	0.00	(0.32)	(1.07)
Growth vs. prior year (%)	44.4%	-125.0%	94.4%	N/A	171.9%	-88.8%	33.3%	-453.8%	100.0%	-1700.0%	-494.4%
Growth vs. prior quarter (%)	-121.7%	71.9%	55.6%	-475.0%	200.0%		-300.0%	-1700.0%	100.0%	N/A

SHARES (CSE)(Diluted)	3,343	3,235	3,262	3,286	3,348	3,277	3,168	3,181	3,218	3,219	3,190
OUTSTANDING SHARES	3,344	3,240	3,280	3,293	3,336	3,336	3,116	3,194	3,200	3,236	3,236

	FY 2005	FY 2004					FY 2003
(in millions)	Q1	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,105	1,162	1,214	1,037	1,355	4,768	1,242	1,267	1,212	1,327	5,048
Growth vs. prior year (%)	-4.9%	-6.4%	-4.2%	-14.4%	2.0%	-5.5%	-7.8%	-11.8%	-15.8%	-22.6%	-14.9%
Growth vs. prior quarter (%)	-18.5%	-12.4%	4.5%	-14.6%	30.7%		-27.5%	2.0%	-4.3%	9.5%
EUROPE ($M)	918	780	928	921	1,002	3,631	806	932	886	954	3,578
Growth vs. prior year (%)	17.7%	-3.2%	-0.4%	4.0%	5.0%	1.5%	-0.4%	3.6%	-4.1%	-2.0%	-0.8%
Growth vs. prior quarter (%)	-8.4%	-18.2%	19.0%	-0.8%	8.8%		-17.2%	15.6%	-4.9%	7.7%
JAPAN ($M)	183	185	192	207	178	762	250	243	243	200	936
Growth vs. prior year (%)	-1.1%	-26.0%	-21.0%	-14.8%	-11.0%	-18.6%	-12.9%	-16.8%	-12.6%	-1.5%	-11.7%
Growth vs. prior quarter (%)	2.8%	-7.5%	3.8%	7.8%	-14.0%		23.2%	-2.8%	0.0%	-17.7%
REST OF WORLD ($M)	422	409	554	486	575	2,024	449	473	449	501	1,872
Growth vs. prior year (%)	3.2%	-8.9%	17.1%	8.2%	14.8%	8.2%	7.4%	-1.5%	-3.6%	-5.5%	-1.2%
Growth vs. prior quarter (%)	-26.6%	-18.4%	35.5%	-12.3%	18.3%		-15.3%	5.3%	-5.1%	11.6%
% of Total Revenue
UNITED STATES (%)	42.0%	45.8%	42.1%	39.2%	43.6%	42.6%	45.2%	43.5%	43.4%	44.5%	44.1%
EUROPE (%)	34.9%	30.8%	32.1%	34.7%	32.2%	32.5%	29.3%	32.0%	31.8%	32.0%	31.3%
JAPAN (%)	7.0%	7.3%	6.6%	7.8%	5.7%	6.8%	9.1%	8.3%	8.7%	6.7%	8.2%
REST OF WORLD (%)	16.1%	16.1%	19.2%	18.3%	18.5%	18.1%	16.3%	16.2%	16.1%	16.8%	16.4%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,354	1,282	1,568	1,365	1,639	5,854	1,512	1,621	1,530	1,580	6,243
Growth vs. prior year (%)	5.6%	-15.2%	-3.3%	-10.8%	3.7%	-6.2%	-10.6%	-11.8%	-17.9%	-21.1%	-15.6%
Growth vs. prior quarter (%)	-17.4%	-18.9%	22.3%	-12.9%	20.1%		-24.5%	7.2%	-5.6%	3.3%
NETWORK STORAGE PRODUCTS ($M)	322	352	376	346	427	1,501	368	392	367	423	1,550
Growth vs. prior year (%)	-8.5%	-4.3%	-4.1%	-5.7%	0.9%	-3.2%	0.8%	-7.1%	-9.4%	-16.2%	-8.7%
Growth vs. prior quarter (%)	-24.6%	-16.8%	6.8%	-8.0%	23.4%		-27.1%	6.5%	-6.4%	15.3%
SUPPORT SERVICES ($M)	745	731	745	731	792	2,999	683	702	704	755	2,844
Growth vs. prior year (%)	1.9%	7.0%	6.1%	3.8%	4.9%	5.5%	16.8%	12.3%	10.7%	9.1%	12.1%
Growth vs. prior quarter (%)	-5.9%	-3.2%	1.9%	-1.9%	8.3%		-1.3%	2.8%	0.3%	7.2%
PROFESSIONAL AND KNOWLEDGE SERVICES ($M)	207	171	199	209	252	831	184	200	189	224	797
Growth vs. prior year (%)	21.1%	-7.1%	-0.5%	10.6%	12.5%	4.3%	-16.0%	-10.3%	-6.4%	1.4%	-7.9%
Growth vs. prior quarter (%)	-17.9%	-23.7%	16.4%	5.0%	20.6%		-16.7%	8.7%	-5.5%	18.5%

NET BOOKINGS ($M)	2,453	2,538	2,980	2,617	3,179	11,314	2,601	2,989	2,688	3,020	11,298
Growth vs. prior year (%)	-3.3%	-2.4%	-0.3%	-2.6%	5.3%	0.1%	-4.3%	-6.4%	-13.0%	-13.4%	-9.5%
Growth vs. prior quarter (%)	-22.8%	-16.0%	17.4%	-12.2%	21.5%		-25.4%	14.9%	-10.1%	12.4%
BACKLOG ($M)	659	707	799	765	834	834	695	769	667	705	705

BALANCE SHEETS (in millions)	FY 2005	FY 2004					FY 2003
	Q1	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
CASH & ST INVESTMENTS	3,520	2,520	2,160	2,372	3,601		2,632	2,606	2,636	3,062
ACCOUNTS RECEIVABLE, NET	1,730	1,905	2,214	2,201	2,339		2,133	2,291	2,296	2,381
RAW MATERIALS	69	103	93	92	78		103	85	73	93
WORK IN PROCESS	105	137	161	180	131		197	217	152	134
FINISHED GOODS	242	186	226	225	255		209	182	172	189

TOTAL INVENTORIES	416	426	480	497	464		509	484	397	416
OTHER CURRENT ASSETS	842	890	966	1,246	899		1,629	1,447	1,302	920

TOTAL CURRENT ASSETS	6,508	5,741	5,820	6,316	7,303		6,903	6,828	6,631	6,779
PP&E, NET	1,918	2,152	2,115	2,075	1,996		2,408	2,321	2,265	2,267
GOODWILL	406	389	466	470	406		2,182	326	326	326
LT MARKETABLE DEBT SECURITIES	3,913	3,006	3,001	3,111	4,007		2,612	2,671	2,902	2,679
OTHER NON-CURRENT ASSETS, NET	735	825	822	811	791		1,271	1,323	1,421	934

TOTAL ASSETS	13,480	12,113	12,224	12,783	14,503		15,376	13,469	13,545	12,985

SHORT TERM BORROWINGS	0	263	263	257	257		0	0	0	0
ACCOUNTS PAYABLE	807	780	906	1,011	1,057		798	809	870	903
ACCRUED LIABILITIES & OTHER	2,105	1,652	1,583	1,884	2,182		1,873	1,900	1,792	1,773
DEFERRED REVENUES	1,346	1,214	1,213	1,342	1,617		1,109	1,079	1,162	1,453

TOTAL CURRENT LIABILITIES	4,258	3,909	3,965	4,494	5,113		3,780	3,788	3,824	4,129
LT DEBT	1,163	1,215	1,214	1,209	1,175		1,500	1,519	1,495	1,531
LT DEFERRED REVENUES	524	462	463	537	557		547	520	512	450
OTHER NON-CURRENT OBLIGATIONS	1,264	364	343	990	1,220		240	369	354	384
STOCKHOLDERS’ EQUITY	6,271	6,163	6,239	5,553	6,438		9,309	7,273	7,360	6,491

TOTAL LIABILITIES & SE	13,480	12,113	12,224	12,783	14,503		15,376	13,469	13,545	12,985

CASH FLOW	Q1	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03
OPERATING ACTIVITIES	124	(49)	(282)	385	2,172	2,226	182	141	379	335	1,037
INVESTING ACTIVITIES	157	(492)	123	(338)	(1,604)	(2,311)	126	(293)	(108)	(253)	(528)
FINANCING ACTIVITIES	(235)	7	106	31	67	211	(696)	73	10	95	(518)

KEY METRICS	Q1	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
INVENTORY TURNS (hist.)	16.0	13.7	13.3	14.5	15.2		10.9	12.8	14.3	12.9
INVENTORY TURNS-PRODUCT ONLY (hist.)	10.3	9.0	8.7	9.3	9.8		7.8	9.0	9.9	8.6
DAYS SALES OUTSTANDING	59	68	69	75	68		70	71	74	72
DAYS PAYABLES OUTSTANDING	(46)	(46)	(49)	(57)	(50)		(44)	(44)	(51)	(48)
DAYS OF SUPPLY ON HAND	24	25	26	28	22		28	26	23	22
L-T DEBT/EQUITY (%)	18.5%	19.7%	19.5%	21.8%	18.3%		16.1%	20.9%	20.3%	23.6%
ROE (12 mo. avg.)(%)	-4.5%	-52.8%	-22.0%	-36.2%	-6.4%		-5.3%	-26.3%	-27.6%	-45.1%
BOOK VALUE PER SHARE ($)	1.74	1.90	1.90	1.69	1.93		2.99	2.28	2.30	2.01
PRICE PER SHARE @ CLOSE	4.13	3.84	4.38	4.11	4.33		2.67	3.25	3.43	4.65
ROA (12 mo. avg.)(%)	-2.1%	-27.7%	-11.4%	-17.6%	-3.0%		-3.1%	-15.2%	-15.8%	-24.8%
DEPREC. & AMORT. ($M)	187	218	189	175	231		272	275	216	265
CAPITAL EXPENDITURES ($M)	56	55	72	62	60		83	98	57	135
NUMBER OF EMPLOYEES	32,449	36,014	35,802	35,386	34,962		39,001	36,460	35,745	36,068
REV. PER EMP. (12 mo.)($K)	347.5	311.6	312.7	312.5	319.9		317.5	334.3	332.1	317.0
GM PER EMP. (12mo.)($K)	140.1	134.0	133.3	129.9	129.2		128.0	140.3	141.3	137.0
OP EXP AS % OF REV (12mo.)	50.1%	67.6%	45.7%	48.6%	51.0%		48.9%	65.0%	65.0%	67.0%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(8.5)	(100.1)	(40.4)	(62.5)	(11.1)		(13.3)	(65.0)	(65.2)	(95.1)

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS (in millions except per share amounts)	FY 2005	FY 2004					FY 2003
	Q1	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03
GAAP net income (loss)	(174)	(286)	(125)	(760)	783	(388)	(111)	(2,283)	4	(1,039)	(3,429)
In-process research and development	0	1	0	0	69	70	0	4	0	0	4
Restructuring charges	108	1	(10)	203	150	344	24	357	(4)	(6)	371
Loss (gain) on equity investments, net	4	25	36	(3)	6	64	31	11	16	26	84
Impairment expense	0	0	0	0	49	49	0	2,125	0	0	2,125
Settlement income	0	0	0	0	(1,597)	(1,597)	0	0	0	0	0
Settlement of litigation**	82	0	0	0	0	0	0	0	0	0	0
Valuation allowance on deferred tax assets	0	0	0	300	0	300	0	0	0	1,051	1,051
Related tax effects	(7)	0	0	0	367	367	(22)	(204)	(5)	(8)	(239)

Net income (loss) excluding special items	13	(259)	(99)	(260)	(173)	(791)	(78)	10	11	24	(33)
Growth vs. prior year (%)	105.0%	-232.1%	-1090.0%	-2463.6%	-820.8%	-2297.0%	50.6%	110.1%	155.0%	-65.2%	84.1%
EPS (Diluted) excluding special items *	0.00	(0.08)	(0.03)	(0.08)	(0.05)	(0.24)	(0.02)	0.00	0.00	0.01	(0.01)
Growth vs. prior year (%)	100.0%	-300.0%	N/A	N/A	-600.0%	-2300.0%	60.0%	100.0%	100.0%	-50.0%	83.3%

SHARES (CSE)(Diluted)	3,356	3,235	3,262	3,286	3,277	3,277	3,168	3,181	3,218	3,219	3,190
OUTSTANDING SHARES	3,344	3,240	3,280	3,293	3,336	3,336	3,116	3,194	3,200	3,236	3,236

*	For the quarters ended June 30, 2004, 2003 and December 29, 2002, Sun used 3,327, 3,251 shares and 3,205 shares, respectively, to calculate the “Net income (loss) excluding special items.”

For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” were the same.

**	Included in cost of sales – products